Exhibit 99.2

Champion Safe and Eastern Security Safe Go Big at The Big E With Major New England Safe Showcase

Friday, 25 September 2026 08:30 AM

Topic:

Company Update

Eastern Security Safe is showcasing a broad selection of Champion and American Rebel safes at one of New England’s largest consumer events, giving fairgoers a limited-time opportunity to compare products and work directly with experienced safe professionals. Champion helped prepare Eastern for the event with a full truckload of additional safes delivered before opening day. The high-traffic showcase also reflects Champion’s broader strategy of supporting strong dealers with product availability, local expertise and retail opportunities that can drive sell-through, replenishment orders and future revenue.

WEST SPRINGFIELD, MA / ACCESS Newswire / September 25, 2026 / Champion Safe Company (championsafe.com), a premier manufacturer of high-security safes and vault doors, and a proud subsidiary of American Rebel Holdings, Inc. (OTCID:AREB), America’s Patriotic Brand™, is highlighting Eastern Security Safe’s major presence at the 2026 Big E in West Springfield, Massachusetts, where the longtime New England safe specialist is showcasing Champion and American Rebel safes during the event’s limited 17-day run through October 4.

Eastern Security Safe is exhibiting inside The Big E’s Better Living Center, giving fairgoers the opportunity to see premium safes in person, compare sizes and configurations, ask detailed product questions and work directly with a company that specializes in safe sales, delivery, installation and service throughout New England.

Champion supported Eastern’s preparation for the event with a truckload of additional safes delivered before the fair opened, helping ensure the dealer arrived at one of its biggest consumer-facing opportunities of the year with substantial product availability and selection.

The event opened September 18 and closes October 4, leaving customers across New England only a limited window to visit Eastern’s display at one of the East Coast’s largest annual events.

“This is exactly the kind of opportunity we want to help our dealers maximize,” said Tom Mihalek, CEO of Champion Safe Company. “Eastern Security Safe has built a tremendous business around product knowledge, customer service and the ability to deliver and install these products correctly. We made sure they had additional Champion and American Rebel safes before The Big E opened so their team could enter the event ready to sell.”

The Big E: A Major New England Buying Opportunity

The Big E brings consumers from throughout New England together in West Springfield for 17 days of entertainment, food, shopping and regional attractions.

For Eastern Security Safe, that concentrated consumer traffic creates an opportunity to do what they do best: put customers in front of real products and help them understand the differences that matter before making a major purchase.

Safes are difficult products to fully evaluate from a photograph or spec sheet.

In person, customers can compare overall size, interior configuration, door construction, locking systems, fire protection, finishes and other features while getting practical guidance about delivery, placement and installation.

That experience is particularly valuable with large safes and vault products, where choosing the product is only part of the purchase. Getting it safely into a home or business and properly positioned can be just as important.

“People come to The Big E from all over New England, and it gives us a great opportunity to meet customers who may have been thinking about buying a safe but haven’t had the chance to really compare them in person,” said Derek Scott, manager at Eastern Security Safe. “We brought a strong selection to the show, and Champion made sure we had additional product before the event started. We like Champion because the safes are well-built with American-made steel, they offer the kind of quality and security our customers are looking for, and the company supports us as a dealer. Our goal is to help people understand their options, choose the right safe and make the entire process - from the sale through delivery and installation - as easy as possible.”

Eastern Security Safe: Built Around Safe Expertise

Eastern Security Safe has more than 40 years of experience in the safe business and operates showrooms in Mendon and West Springfield, Massachusetts. The company serves customers across all six New England states and has established itself as one of the region’s leading specialty safe retailers.

Its business extends well beyond simply selling products.

Eastern offers gun safes, home and office safes, commercial safes, specialty safes, vault doors, accessories, safe moving, delivery and installation services. Its professional moving operation uses specialized vehicles and equipment designed specifically for handling extremely heavy safes and difficult installations.

That capability creates an important difference for customers.

Buying a large safe online or from a general retailer can leave the customer responsible for figuring out how a product weighing hundreds of pounds - and in some cases considerably more - gets from the curb into its final location.

Eastern’s team works with customers through that process, including evaluating placement, access, stairs, flooring and other installation considerations.

“Eastern is the kind of dealer that adds real value to the product,” Mihalek said. “Their team understands safes, understands installation and knows how to guide a customer through a purchase that can last for decades. That expertise is one of the reasons they have developed such a strong presence throughout New England.”

Champion and American Rebel Safes on Display

Eastern Security Safe is using The Big E to showcase Champion and American Rebel safes to consumers who may otherwise never have the opportunity to compare premium safe products side by side.

Champion safes use American-made steel and are designed around substantial construction, security, fire protection and long-term ownership value.

The showroom-style environment at The Big E allows Eastern’s team to demonstrate those characteristics directly rather than relying solely on marketing claims or online product descriptions.

Customers can open the doors, examine interiors, compare available sizes and configurations, and talk directly with people who work with safes every day.

Champion’s pre-event truckload delivery gave Eastern additional product to support that opportunity throughout the fair.

“Sending product ahead of The Big E is one part of a larger dealer strategy,” Mihalek said. “When a strong dealer has access to a major consumer audience, we want them to have product available and the ability to capitalize on that traffic. If consumers buy through the inventory on the floor, that creates the opportunity for additional dealer replenishment orders and keeps product moving through the channel.”

Turning Dealer Support Into Retail Opportunity

For Champion, high-traffic retail events such as The Big E have importance beyond brand visibility.

Champion’s business ultimately depends on moving product through its dealer network to consumers.

Manufacturing output becomes more valuable when dealers have inventory available to sell. Dealer inventory becomes more valuable when it is placed in front of qualified consumers. Successful retail sell-through can then create demand for replacement inventory and additional dealer orders.

That cycle - manufacturing, shipment, dealer inventory, consumer sell-through and replenishment - is central to Champion’s broader strategy for converting manufacturing capacity into revenue.

The company’s recent focus on manufacturing efficiency, production throughput and dealer fulfillment is intended to support that process by getting more completed product into the hands of dealers who can sell it.

Eastern’s presence at The Big E provides a highly visible example of that strategy at work: an established dealer, supported with product ahead of a major consumer event, creating an opportunity to generate retail sales and future replenishment demand.

“Production and sales are connected,” Mihalek said. “Our factory can build more product, but ultimately that product needs to reach dealers and consumers. Supporting Eastern with inventory ahead of an event like The Big E helps connect manufacturing output to real retail opportunity. That is good for the dealer, good for the customer and important to Champion’s growth.”

A Limited-Time Opportunity at The Big E

Customers considering a safe purchase have only until October 4 to visit Eastern Security Safe at The Big E.

Eastern is located inside the Better Living Center, where its team is available to help customers compare products and answer questions throughout the remaining days of the event.

Eastern is also currently promoting its Big E Safe Sale through October 4, including 10% off eligible online purchases, up to 30% off select in-store inventory, and delivery and installation included on qualifying purchases. Product eligibility and promotional terms vary, so customers should confirm details directly with Eastern Security Safe.

The limited event window creates a clear reason for customers to act now rather than waiting until later in the year.

Anyone attending The Big E who has been considering a gun safe, home safe, office safe or vault door can use the remaining days of the event to compare products in person and speak directly with Eastern’s experienced team.

Two Massachusetts Showrooms Serving New England Year-Round

The Big E may be temporary, but Eastern Security Safe’s presence in New England is not.

Customers can visit Eastern year-round at its two Massachusetts locations:

Mendon Showroom
23 Providence Street
Mendon, MA 01756
508-473-1048

West Springfield Showroom
13 Bosworth Street
West Springfield, MA 01089
413-781-1048

Eastern sells, services and delivers throughout Massachusetts, Connecticut, Rhode Island, New Hampshire, Vermont and Maine.

Its West Springfield showroom gives customers a permanent location in the same market as The Big E, while the Mendon showroom expands Eastern’s reach across eastern Massachusetts and surrounding markets.

Customers can learn more about Eastern Security Safe, browse available products and contact the team at easternsecuritysafe.com

An Important Dealer Relationship in New England

Champion views independent specialty retailers such as Eastern Security Safe as essential to the premium safe category.

A knowledgeable dealer can explain construction, fire protection, locking systems, interior layouts and product differences while also helping customers understand the practical realities of delivery and installation.

That complete buying experience is difficult to replicate through a general retailer or online-only transaction.

Events such as The Big E put that expertise directly in front of a large regional audience while giving Champion another opportunity to support a dealer that has built its business around the safe category.

“We want people who visit The Big E to stop by Eastern’s display and actually experience these products,” Mihalek said. “Talk to Derek and the Eastern team. Open the safes. Compare them. Ask questions about delivery and installation. There is still time left in the fair, but it is a limited window, and Eastern has an experienced team there ready to help.”

About Eastern Security Safe

Eastern Security Safe is a Massachusetts-based specialty safe retailer serving customers throughout New England from showrooms in Mendon and West Springfield. With more than 40 years of experience, the company offers gun safes, home and office safes, commercial safes, specialty safes, vault doors, accessories, professional delivery, installation and safe-moving services.

Learn more at easternsecuritysafe.com

About Champion Safe Company

Champion Safe Co. has been manufacturing high-quality safes and vault doors for over 25 years, delivering serious security and fire protection for homeowners and businesses.

Champion Safes feature:

●	100% American-made, high-strength steel
●	Full-length double steel door construction
●	Industry-leading fire and theft protection
●	Lifetime Warranty

Real-world events continue to demonstrate the importance of proven protection:

Watch a recent burglary attempt where intruders attacked a Champion Safe for hours without gaining access: youtube.com/watch?v=KgK8_VJGgmo

Watch a catastrophic house fire recovery where a Champion Safe preserved irreplaceable valuables after the home was destroyed: youtube.com/watch?v=B2j8gtHC-fk

Learn more at championsafe.com

About American Rebel Holdings, Inc. (OTCID:AREB)

American Rebel Holdings, Inc. (OTCID:AREB) is a diversified patriotic lifestyle company founded by CEO Andy Ross. The Company began with branded safes and personal security products and has expanded into beverages, apparel, and accessories. With the introduction and growth of American Rebel Light Beer, the Company continues to execute its distribution-first strategy while building American Rebel as America’s Patriotic Brand.

For more information, visit americanrebelbeer.com and americanrebel.com.

Watch the American Rebel Story as told by our CEO Andy Ross.

Contact Information

Locate a Champion Safe Dealer: https://www.championsafe.com/dealer-directory

Become a Champion Safe Dealer: https://www.championsafe.com/become-a-dealer

Investor Relations: ir@americanrebel.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of applicable federal securities laws. Forward-looking statements generally may be identified by words and expressions such as “believe,” “expect,” “anticipate,” “intend,” “may,” “will,” “should,” “continue,” “opportunity,” “growth,” “support,” “can,” and similar expressions.

Forward-looking statements in this release include, but are not limited to, statements regarding expected customer interest during The Big E; anticipated retail sell-through; potential replenishment orders; customer traffic; future dealer orders; the anticipated benefits of increased product availability; dealer support; product demand; retail performance; manufacturing output; revenue conversion; Champion Safe Company’s ability to support dealer inventory requirements; and the company’s ability to generate future revenue and growth through its dealer network.

These forward-looking statements are based on current expectations, estimates, plans and assumptions and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied. There can be no assurance that participation in The Big E, increased product inventory, promotional activity, customer traffic or other factors will result in increased sales, dealer replenishment orders, revenue, profitability or other anticipated benefits.

Factors that could cause actual results to differ materially include consumer demand and discretionary spending; event attendance; weather; dealer performance; product availability; manufacturing and supply-chain disruptions; logistics and freight constraints; changes in dealer inventory requirements; competitive conditions; pricing; inflation; economic conditions; interest rates; product mix; manufacturing execution; customer preferences; and other risks and uncertainties described in American Rebel Holdings, Inc.’s filings with the U.S. Securities and Exchange Commission.

As a subsidiary of American Rebel Holdings, Inc. (OTCID:AREB), Champion Safe Company is also subject to risks affecting its parent company, including liquidity, access to capital, operating results, strategic initiatives, cost management and general business conditions affecting its subsidiaries.

Forward-looking statements speak only as of the date they are made. Champion Safe Company and American Rebel Holdings, Inc. undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by applicable law.

SOURCE: American Rebel Holdings